Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Subsequent Event [Line Items]
Subsequent Events	(12) SUBSEQUENT EVENTS The Company evaluates subsequent events up until the date the financial statements are issued.
(10) SUBSEQUENT EVENTS
The Company has evaluated subsequent events through May 13, 2024, the date the financials were available to be issued.
In May 2024, the Company entered into a definitive merger agreement with Reneo Pharmaceuticals, Inc. (Nasdaq: RPHM) (“Reneo”) to combine the Company with Reneo in an all-stock
transaction. The combined company will focus on advancing OnKure’s pipeline candidates. Upon completion of the transaction, the combined company is expected to operate under the name OnKure Therapeutics, Inc., and trade on the Nasdaq Global Market under the ticker symbol “OKUR”.
In connection with the transaction, Reneo has entered into a subscription agreement for a $65 million private investment in public equity (PIPE) financing expected to close concurrently with the closing of the merger, with a group of institutional investors.

Pre-merger
Reneo stockholders are expected to own approximately 31% of the combined company, and pre-merger
Company stockholders are expected to own approximately 69% of the combined company, upon the closing of the merger, exclusive of the PIPE financing.
The transaction is expected to close in 2024, subject to customary closing conditions, including approval by the stockholders of each company.

RENEO PHARMACEUTICALS INC [Member]
Subsequent Event [Line Items]
Subsequent Events
14. Subsequent Events
In February 2024, the Company implemented a second workforce reduction. As a result of this workforce reduction, the Company will recognize approximately $1.6 million in severance and continuation of benefit expenses in first quarter of 2024.